UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 24, 2018
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000 – 26099	94-3327828
(Commission File Number)	(IRS Employer Identification No.)

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)       (Zip Code)

(209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(1.c.))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2018, Farmers & Merchants Bancorp (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) for which the Board of Directors solicited proxies. A quorum of stockholders was present, consisting of a total of 642,436 shares or 79.1% of shares outstanding. The following items were voted on during the Meeting:

1. Election of Directors

The seven nominees listed below were elected and the results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes	Uncast

Edward Corum, Jr.	560,234	12,558	68,817	827
Steven K. Green	566,569	6,223	68,817	827
Gary J. Long	564,360	8,432	68,817	827
Kevin Sanguinetti	560,589	12,203	68,817	827
Kent A. Steinwert	531,073	41,719	68,817	827
Calvin (Kelly) Suess	558,662	14,130	68,817	827
Terrence A. Young	568,190	4,602	68,817	827

2. Amendment of Amended Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 7,500,000 to 40,000,000

Stockholders approved the increase in our authorized shares of common stock from 7,500,000 to 40,000,000. The results of the voting were as follows:

Shares
For	478,413
Against	136,852
Abstain	26,344
Uncast	827

In approving this proposal the stockholders also granted the Board discretionary authority (i.e., without further stockholder action) to determine whether to delay the proposed amendment. The Company currently expects to effect the increase in the authorized shares of common stock in the fourth quarter of 2018 or first quarter of 2019 by filing a certificate of amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware.

Item 8.01	Other Events

On May 24, 2018, Farmers & Merchants Bancorp announced the Board of Directors’ declaration of a mid-year cash dividend in the amount of $6.90 per share to be paid on July 2, 2018 to stockholders of record as of the close of business on June 8, 2018. A copy of this press release is included as Exhibit 99 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits:

99	Press release announcing the Board of Directors of Farmers & Merchants Bancorp’s declaration of a mid-year cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

	By	/s/ Stephen W. Haley

Stephen W. Haley
Executive Vice President
& Chief Financial Officer

Date: May 30, 2018